UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 14, 2017

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on June 14, 2017 (the “Petition Date”), GenOn Energy, Inc. (“GenOn”), a wholly owned subsidiary of NRG Energy, Inc. (“NRG”), GenOn Americas Generation, LLC (“GAG”) and certain of GenOn’s and GAG’s directly and indirectly-owned subsidiaries (collectively with GenOn and GAG, the “GenOn Entities”), but not including GenOn Mid-Atlantic, LLC, an indirect and wholly-owned subsidiary of GenOn and GAG, commenced voluntary cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”)  in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). Subject to approval by the Bankruptcy Court, the GenOn Entities will continue in possession of their properties and will manage their businesses, as debtors in possession, in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

NRG has determined that, as a result of the bankruptcy filing and beginning on the Petition Date, GenOn and its subsidiaries will be deconsolidated from NRG’s financial statements. NRG will record its investment in GenOn under the cost method with an estimated fair value of zero. NRG has determined that this disposal of GenOn is a discontinued operation and expects to record a loss on discontinued operations of approximately $710 million during the three months ended June 30, 2017. In connection with the deconsolidation of GenOn, NRG is filing herewith certain pro forma financial information, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Information

Certain of the statements included in this Current Report on Form 8-K constitute “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. In particular, they include statements relating to future actions and strategies of NRG, GenOn and their respective subsidiaries. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of NRG, GenOn and their respective subsidiaries may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in NRG’s and GenOn’s reports filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(b)                                 Pro Forma Financial Information

Unaudited Pro Forma Consolidated Financial Information is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

(d)                                 Exhibits

Exhibit No.	Document
99.1	Unaudited Pro Forma Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

	By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated: June 20, 2017

EXHIBIT INDEX

Exhibit No.	Document
99.1	Unaudited Pro Forma Consolidated Financial Information.